SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR)
Effective on or about August 24, 2021, Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (the “Fund”), a series of DBX ETF Trust, will be renamed to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF.
Also effective on or about August 24, 2021, the Fund’s Underlying Index, Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index, will be renamed to Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index.
The name changes have no impact on the Fund’s investment objective, policies, or investment strategy.
Please Retain This Supplement for Future Reference
July 26, 2021
PRO_SAISTKR21-39